UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------

                                  July 12, 2000
                Date of Report (date of earliest event reported)

                        Commission File Number: 333-76683

                               FORMICA CORPORATION
            (Exact name of registrant as specified in its character)


              Delaware                                 34-104-6753
  (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                 Identification No.)


                            15 Independence Boulevard
                                Warren, NJ 07059
                                 (908) 647-8700
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)



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Item 5.  Other Events.

Formica Corporation and other manufacturers of high-pressure laminate ("HPL") have recently been named as defendants in purported class action complaints filed in the United States District Courts for the District of New Jersey and the Southern District of New York, and in the Superior Court of California, Alameda and Marin Counties. The complaints, which all make similar allegations, allege that Formica and other HPL manufacturers in the United States have engaged in a contract, combination or conspiracy in restraint of trade in violation of state and federal antitrust laws and seek damages of an unspecified amount. The actions are in their earliest stages. Formica Corporation intends to vigorously defend against the allegations of the complaints.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Formica Corporation
                                 -----------------------------------------
                                               (Registrant)


                                          /s/ David T. Schneider
                                 -----------------------------------------
                                           (David T. Schneider -
                                         Chief Financial Officer)

                                               July 12, 2000
                                 -----------------------------------------
                                                  (Date)